Exhibit 10.54
EXECUTION VERSION

AMENDMENT TO ROLL-UP AGREEMENT

    This AMENDMENT TO ROLL-UP AGREEMENT (this “Amendment”) is entered into as of January 1, 2022, by and among James C. Zelter (the “Senior Manager”), The James and Vivian Zelter GST Exempt Family Trust (the “Zelter Trust”), Zelter APO Series LLC, a Delaware limited liability company (“Zelter APO”, and together with the Zelter Trust, the “Joined Parties”), AP Professional Holdings, L.P., a Cayman Islands exempted limited partnership (“Holdings”), BRH Holdings, L.P., a Cayman Islands exempted limited partnership and limited partner of Holdings (“BRH”), APO Asset Co., LLC, a Delaware limited liability company (“APO Asset Co.”), APO Corp., a Delaware corporation (“APO Corp.”) and Apollo Asset Management, Inc., a Delaware corporation (f/k/a “Apollo Global Management, LLC” and “Apollo Global Management, Inc.”) (“AAM” and together with the Senior Manager, the Joined Parties, Holdings, BRH, APO Asset Co. and APO Corp., the “Parties”). Apollo Global Management, Inc. (f/k/a “Tango Holdings, Inc.”) (“AGM”) shall also be a party to this Agreement, but solely for purposes of Section 5 and Section 8 hereof.

    WHEREAS, the Parties are parties to that certain Roll-Up Agreement, dated as of July 13, 2007, as subsequently joined by the Zelter Trust upon the execution, delivery and acceptance of a joinder thereto, as amended by that certain Amendment No. 1 to Roll-Up Agreement, dated as of July 29, 2020, as subsequently joined by Zelter APO upon the execution, delivery and acceptance of a joinder thereto (as further amended, supplemented or modified from time to time in accordance with its terms, the “Roll-Up Agreement”);

    WHEREAS, certain of the Parties are parties to that certain Amended and Restated Shareholders Agreement, dated as of September 5, 2019, and as amended as of July 29, 2020, by and among, AAM, Holdings, BRH, Leon D. Black, Marc J. Rowan, Joshua J. Harris and the other persons party thereto (as further amended, supplemented or modified from time to time in accordance with its terms, the “Shareholders Agreement”);

    WHEREAS, on March 8, 2021, AAM entered into a binding governance term sheet with its co-founders (the “Term Sheet”) pursuant to which it was agreed, among other things, that AAM would convert its corporate structure to a single class of common stock with one vote-per-share, which will result in the exchange of the AOG Units (as defined in the Roll-Up Agreement) for a combination of Class A shares and cash, and the reorganization of AAM from an “umbrella partnership C-corporation” (UP-C) structure to a “C-corporation” with a single class of common stock; and

    WHEREAS, in connection with the transactions contemplated by the Term Sheet, (i) the Parties desire to terminate the Roll-Up Agreement as of the date hereof and (ii) the Senior Manager and the Joined Parties desire to consent to the termination of the Shareholders Agreement in accordance with and subject to the terms of the amendment to the Shareholders Agreement attached hereto as Exhibit A (such amendment, the “SHA Amendment”); and

    WHEREAS, in connection with the transactions contemplated by the Term Sheet, AGM, Leon D. Black, Marc J. Rowan, Joshua J. Harris and certain affiliates of each of the foregoing will enter into that certain Stockholders Agreement, dated as of the date hereof, pursuant to which the Senior Manager and certain persons related thereto will be third party beneficiaries of certain indemnification rights (such agreement, the “New Stockholders Agreement”).

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Roll-Up Agreement.
2.Amendment of Roll-Up Agreement. The Parties hereby agree that, effective as of the date hereof, Section 3.8 of the Roll-Up Agreement (Certain Covenants with Respect to Principals) shall be deleted in its entirety and shall be replaced with the following:
“SECTION 3.8    CERTAIN COVENANTS WITH RESPECT TO PRINCIPALS.
APO Corp. hereby agrees that, unless the Senior Manager and his Group are given equivalent provisions, no modifications, waivers or additional agreements shall be made to the Tax Receivables Agreement that benefit any Principal or a member of his Group.”
3.Termination of Roll-Up Agreement Provisions.
a)Effective as of the date hereof, the Roll-Up Agreement, and all of the respective rights, benefits, liabilities and obligations of the Parties under the Roll-Up Agreement (including all annexes, schedules and exhibits thereto) shall be immediately and automatically terminated and cancelled and of no further force and effect.
b)Notwithstanding anything herein to the contrary herein, the rights, benefits, liabilities and obligations set forth in:
i.Article I of the Roll-Up Agreement (Definitions) (but solely to the extent the defined terms contained therein are used in the other provisions of the Roll-Up Agreement set forth in this Section 3(b));
ii.Article II of the Roll-Up Agreement (Sale, Assignment and Assumption);
iii.Section 3.8 of the Roll-Up Agreement (Certain Covenants with Respect to Principals) (as amended by this Amendment);
iv.Section 5.6(g) of the Roll-Up Agreement (Restrictive Covenants);
v.Article VI (Miscellaneous) of the Roll-Up Agreement (but (x) excluding Section 6.10(b) thereof (Amendments) (which shall be terminated in accordance with the terms hereof) and (y) solely to the extent applicable to the other provisions of the Roll-Up Agreement set forth in this Section 3(b));
vi.Annex A to the Roll-Up Agreement;
vii.Schedule I to the Roll-Up Agreement (Members of the Senior Manager’s Group);
viii.Schedule II to the Roll-Up Agreement (Excluded Assets);
ix.Schedule III to the Roll-Up Agreement (Notices); and
x.Exhibit A to the Roll-Up Agreement (Form of Joinder to Roll-Up Agreement),
shall, in each case, remain in full force and effect, enforceable in accordance with their terms (the provisions of the Roll-Up Agreement set forth in this Section 3(b), the “Surviving Provisions”).
4.Consent to Termination of Shareholders Agreement. Each of the Senior Manager and the Joined Parties hereby consents to the termination of the Shareholders Agreement in accordance with and subject to the terms of the SHA Amendment.
5.Third Party Beneficiaries under New Stockholders Agreement.
a)AGM hereby agrees that it shall not consent to or effect any amendment to or modification of the following provisions of the New Stockholders Agreement that is adverse to the Senior Manager without, in each case, the consent of the Senior Manager:
i.Section 7.2 (Indemnification of Other Professionals);
ii.Section 8.4(b)(ii) (Entire Agreement; No Third Party Beneficiaries) (but solely to the extent applicable to Section 7.2 of the New Stockholders Agreement);
iii.Section 8.9(a)(ii) or (iii) (Amendment; Waivers); or
iv.Section 4.2 (Survival) (but solely to the extent applicable to Section 7.2 or Section 8.9(a)(ii) or (iii) of the New Stockholders Agreement).
b)AGM hereby acknowledges that the Senior Manager is a third party beneficiary of Section 7.2 of the New Stockholders Agreement (Indemnification of Other Professionals) as an “Other Professional” (as defined in the New Stockholders Agreement).

6.No Further Amendments. Except as expressly amended by this Amendment, the Roll-Up Agreement shall remain in full force and effect, enforceable in accordance with its terms. Except as specifically set forth herein, this Amendment is not a consent to any waiver or modification of any other term or condition of the Roll-Up Agreement or any of the instruments or documents referred to in the Roll-Up Agreement and shall not prejudice any rights that the parties thereto may now or hereafter have under or in connection with the Roll-Up Agreement or any of the instruments or documents referred to therein. Except as specifically set forth herein, this Amendment shall be interpreted in a manner consistent with the terms of the Roll-Up Agreement.
7.Counterparts. This Amendment may be executed in one or more counterparts, including via facsimile, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.
8.Amendment. This Amendment may be amended and the terms and conditions of this Amendment may be changed or modified at any time upon the approval, in writing, of AAM and the Senior Manager (or their respective legal representatives); provided, however, that any amendment to or change or modification of the terms and conditions of Section 5 of this Agreement shall require the approval, in writing, of AGM and the Senior Manager.
9.Assignment. Neither this Amendment nor any of the rights or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Amendment will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.
10.Miscellaneous. The terms and conditions set forth in Section 6.1 (Notices), Section 6.2 (Interpretation), Section 6.3 (Severability), Section 6.6 (Further Assurances), Section 6.7 (Governing Law; Equitable Remedies), Section 6.8 (Consent to Jurisdiction), Section 6.9 (Arbitration) and Section 6.10(c) (Waivers) of the Roll-Up Agreement shall be incorporated herein by reference and shall apply mutatis mutandis as if set forth in full herein.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

JAMES C. ZELTER
/s/ James C. Zelter

[Signature Page to Amendment to Roll-Up Agreement]

THE JAMES AND VIVIAN ZELTER GST EXEMPT FAMILY TRUST
By:    /s/ James C. Zelter
Name: James C. Zelter
Title: Trustee
By:    /s/ Stephen Girsky
Name: Stephen Girsky
Title: Trustee

[Signature Page to Amendment to Roll-Up Agreement]

ZELTER APO SERIES LLC
By: Zelter APO SC LLC
By:    /s/ James C. Zelter
Name: James C. Zelter
Title: Sole Member

[Signature Page to Amendment to Roll-Up Agreement]

AP PROFESSIONAL HOLDINGS, L.P.

By: BRH Holdings GP, Ltd., its General Partner
By:    /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President
BRH HOLDINGS, L.P.

By: BRH Holdings GP, Ltd., its General Partner
By:    /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President
APO ASSET CO., LLC
By:    /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President
APO CORP.
By:    /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President
APOLLO ASSET MANAGEMENT, INC.
By:    /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature Page to Amendment to Roll-Up Agreement]

Solely for purposes of Section 5 and Section 8:

APOLLO GLOBAL MANAGEMENT, INC.
By: /s/ John J. Suydam
Name: John J. Suydam
Title: Chief Legal Officer
[Signature Page to Amendment to Roll-Up Agreement]

EXHIBIT A
Amendment to Shareholders Agreement

(see attached)

EXECUTION VERSION
TERMINATION OF
AMENDED AND RESTATED
SHAREHOLDERS AGREEMENT

    This TERMINATION OF AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Termination”) is entered into as of December 31, 2021, by and among Apollo Global Management, Inc., a Delaware corporation (f/k/a “Apollo Global Management, LLC” and to be renamed, as of January 1, 2022, as “Apollo Asset Management, Inc.”) (“Legacy AGM”), AP Professional Holdings, L.P., a Cayman Islands exempted limited partnership (“Holdings”), BRH Holdings, L.P., a Cayman Islands exempted limited partnership and limited partner of Holdings (“BRH”), Black Family Partners, L.P., a Delaware limited partnership (“BFP”), Leon D. Black (“LB”), MJR Foundation LLC (“MJR”), a New York liability company, RWNM AOG Holdings, LLC, a Delaware limited liability company, (“RWNM”), Marc J. Rowan (“MR”), MJH Partners, L.P., a Delaware limited partnership (“MJH”) and Joshua J. Harris (“JH”, and together with LB, MR, the “Principals”).

    WHEREAS, certain of the parties hereto heretofore entered into that certain Amended and Restated Shareholders Agreement, dated as of September 5, 2019, as amended by that certain Amendment, dated as of July 29, 2020 (as amended, supplemented or modified, the “Shareholders Agreement”);

    WHEREAS, on March 8, 2021, Legacy AGM entered into a binding governance term sheet with the Principals (the “Term Sheet”) pursuant to which it was agreed, among other things, that Legacy AGM will convert its corporate structure to a single class of common stock with one vote-per-share, which will result in the exchange of the Operating Group Units for a combination of Class A shares and cash, and the reorganization of Legacy AGM from an umbrella partnership C corporation structure to a C-corporation with a single class of common stock;

    WHEREAS, in connection with the transactions contemplated by the Term Sheet, an affiliate of Legacy AGM, Tango Holdings, Inc. (to be renamed, as of January 1, 2022, “Apollo Global Management, Inc.”) (“New AGM”), the Principals and certain other parties will, effective as of January 1, 2022, enter inter into a new stockholders agreement to address certain relationships among themselves, including with respect to the equity interests of New AGM (such agreement, the “New SHA”);

    WHEREAS, pursuant to Section 8.8(a) of the Shareholders Agreement, the Shareholders Agreement may be amended by Legacy AGM, the Principals and the holders of a majority of the then outstanding Registrable Securities (which, for purposes of Section 8.8(a), will also include any Operating Group Units exchangeable for Class A Shares (whether or not such Operating Group Units are vested or subject to transfer restrictions));

WHEREAS, the Principals, BRH, BFP, MJR, RWNM and MJH (together with Legacy AGM, the “Amending Parties”) collectively hold (directly or indirectly through their various affiliates) a majority of the outstanding Registrable Securities; and

    WHEREAS, in connection with the transactions contemplated by the Term Sheet and the entry into the New SHA, (i) the Amending Parties desire to terminate the Shareholders Agreement as of immediately prior to the effectiveness of the New SHA and (ii) the Other Professionals have consented to the termination of the Shareholders Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Amending Parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Shareholders Agreement.
2.Termination of Shareholders Agreement. Effective as of immediately prior to the effectiveness of the New SHA, the Shareholders Agreement, and all of the respective rights, benefits, liabilities and obligations of the parties under the Shareholders Agreement shall be immediately and automatically terminated and cancelled and of no further force and effect.
3.Amendment. This Termination may be amended and the terms and conditions of this Termination may be changed or modified at any time upon the approval, in writing, of the Amending Parties (or their respective legal representatives).
4.Assignment. Neither this Termination nor any of the rights or obligations hereunder shall be assigned by any of the Amending Parties without the prior written consent of the other Amending Parties. Subject to the preceding sentence, this Termination will be binding upon, inure to the benefit of and be enforceable by the Amending Parties and their respective successors and permitted assigns.
5.Miscellaneous. The terms and conditions set forth in Section 1.2 (Interpretation), Section 8.1 (Notices), Section 8.2 (Severability), Section 8.3 (Counterparts), Section 8.5 (Further Assurances), Section 8.6 (Governing Law; Equitable Remedies), Section 8.7 (Consent to Jurisdiction), and Section 8.8(b) (Waivers) of the Shareholders Agreement shall be incorporated herein by reference and shall apply mutatis mutandis as if set forth in full herein.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

APOLLO GLOBAL MANAGEMENT, INC.
By:    ____________________________________
Name: John J. Suydam
Title: Chief Legal Officer

AP PROFESSIONAL HOLDINGS, L.P.

By: BRH Holdings GP, Ltd., its General Partner
By:    ____________________________________
Name: John J. Suydam
Title: Vice President
BRH HOLDINGS, L.P.

By: BRH Holdings GP, Ltd., its General Partner
By:    ____________________________________
Name: John J. Suydam
Title: Vice President
BLACK FAMILY PARTNERS, L.P.
By: Black Family GP, LLC, its General Partner
By:    ____________________________________
Name: Leon D. Black
Title: Manager
MJR FOUNDATION LLC
By:    ____________________________________
Name: Marc J. Rowan
Title: Manager
[Signature Page Termination of Amended and Restated Shareholders Agreement]

RWNM AOG HOLDINGS LLC
By:    ____________________________________
Name: Marc J. Rowan
Title: Manager
MJH PARTNERS, L.P.
By: MJH Family LLC, its General Partner
By:    ____________________________________
Name: Joshua J. Harris
Title: Sole Member
    ____________________________________
Name: Leon D. Black

    ____________________________________
Name: Joshua J. Harris

    ____________________________________
Name: Marc J. Rowan
[Signature Page to Termination of Amended and Restated Shareholders Agreement]